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                                                                    EXHIBIT 10.6

                                                                  EXECUTION COPY

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1, dated as of January 10, 2003 (this "AMENDMENT"), to the Credit Agreement, dated as of October 15, 2002 (the "ORIGINAL CREDIT AGREEMENT"), among GOLFSMITH INTERNATIONAL, L.P., GOLFSMITH NU, L.L.C., and GOLFSMITH USA, L.L.C., as Borrowers (the "BORROWERS"), the other Persons designated as Credit Parties thereto (the "CREDIT PARTIES"), the lenders signatory thereto from time to time (the "LENDERS), GENERAL ELECTRIC CAPITAL CORPORATION, for itself as a Lender, as L/C Issuer and as Agent for the Lenders (the "AGENT"). Terms defined in the Original Credit Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Original Credit Agreement.

                              PRELIMINARY STATEMENT

(1) The Credit Parties have requested that the Lenders agree to amend the Original Credit Agreement to allow the Credit Parties an additional thirty (30) days to obtain landlord agreements, mortgagee agreements or bailee letters as required by the Original Credit Agreement; and

(2) The Lenders are willing to agree to so amend the Original Credit Agreement but only on and subject to the terms and conditions provided herein;

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Credit Parties and the Lenders hereby agree as follows:

(1) Subject to the satisfaction of the conditions set forth in Section 2 hereof, Section 2.6 of the Original Credit Agreement is hereby amended by replacing the phrase "ninetieth (90th)" in each place it appears therein with the phrase "one hundred twentieth (120th)".

(2) The foregoing amendment contained in this Amendment shall become effective (the "EFFECTIVE DATE") upon the satisfaction in full of the following conditions:

         (a) this Amendment shall have been executed and delivered by the Requisite Lenders and each of the Credit Parties; and

         (b) there shall be continuing no Event of Default (after giving effect to the amendment contemplated hereby).

(3) Each Credit Party hereby represents and warrants (which representations and warranties shall survive the effectiveness of this Amendment) as follows:

         (a) this Amendment has been duly authorized and executed by each such Person, and the Original Credit Agreement, as amended by this Amendment, is the legal, valid and binding obligation of each such Person, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, moratorium and similar laws affecting the rights of creditors in general; and

         (b) each Credit Party repeats and restates the representations and warranties made by it and contained in the Original Credit Agreement as of the date of this Amendment and as of the Effective Date, except to the extent such representations and warranties relate to a specific date.

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(4)      This Amendment is being delivered in the State of New York and shall be a contract made under and governed by the laws of the State of New York applicable to contracts made and to be wholly performed within the State of New York.

(5) Each Credit Party hereby ratifies and confirms the Original Credit Agreement as amended hereby, and agree that, as amended hereby, the Original Credit Agreement remains in full force and effect.

(6) Each Credit Party agrees that all Loan Documents to which each such Person is a party remain in full force and effect notwithstanding the execution and delivery of this Amendment.

(7) This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart hereof by facsimile shall be as effective as delivery of a manually executed counterpart hereof.

(8) All references in the Loan Documents to the "Credit Agreement" and in the Original Credit Agreement as amended hereby to "this Agreement," "hereof," "herein" or the like shall mean and refer to the Original Credit Agreement as amended by this Amendment (as well as by all subsequent amendments, restatements, modifications and supplements thereto).

        [Remainder of page left blank intentionally; signatures follow.]

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IN WITNESS WHEREOF, this Amendment No. 1 to the Credit Agreement has been duly executed as of the date first written above.

                            GOLFSMITH INTERNATIONAL, L.P.

                            By Golfsmith GP, L.L.C., as General Partner
                            By Golfsmith Holdings, L.P., as Sole Member
                            By Golfsmith GP Holdings, Inc., as General Partner

                            By ___________________________________
                               Noel E. Wilens
                               Vice President

                            GOLFSMITH NU, L.L.C.

                            By Golfsmith Holdings, L.P., as Sole Member
                            By Golfsmith GP Holdings, Inc., as General Partner

                            By ___________________________________
                               Noel E. Wilens
                               Vice President

                            GOLFSMITH USA, L.L.C.

                            By Golfsmith Holdings, L.P., as Sole Member
                            By Golfsmith GP Holdings, Inc., as General Partner

                            By ___________________________________
                               Noel E. Wilens
                               Vice President

                            GOLFSMITH INTERNATIONAL, INC.

                            By ___________________________________
                               Noel E. Wilens
                               Vice President

                            GOLFSMITH INTERNATIONAL HOLDINGS, INC.

                            By ___________________________________
                               Noel E. Wilens
                               Vice President

                            GOLFSMITH GP HOLDINGS, INC.

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                            By ___________________________________
                               Noel E. Wilens
                               Vice President

                            GOLFSMITH HOLDINGS, L.P.

                            By Golfsmith GP Holdings, Inc., as General Partner

                            By ___________________________________
                               Noel E. Wilens
                               Vice President

                            GOLFSMITH GP, L.L.C.

                            By Golfsmith Holdings, L.P., as Sole Member
                            By Golfsmith GP Holdings, Inc., as General Partner

                            By ___________________________________
                               Noel E. Wilens
                               Vice President

                            GOLFSMITH DELAWARE, L.L.C.

                            By Golfsmith Holdings, L.P., as Sole Member
                            By Golfsmith GP Holdings, Inc., as General Partner

                            By ___________________________________
                               Noel E. Wilens
                               Vice President

                            GOLFSMITH CANADA, L.L.C.

                            By Golfsmith Holdings, L.P., as Sole Member
                            By Golfsmith GP Holdings, Inc., as General Partner

                            By ___________________________________
                               Noel E. Wilens
                               Vice President

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                            GOLFSMITH EUROPE, L.L.C.

                            By Golfsmith Holdings, L.P., as Sole Member
                            By Golfsmith GP Holdings, Inc., as General Partner

                            By ___________________________________
                               Noel E. Wilens
                               Vice President

                            GOLFSMITH LICENSING, L.L.C.

                            By Golfsmith Holdings, L.P., as Sole Member
                            By Golfsmith GP Holdings, Inc., as General Partner

                            By ___________________________________
                               Noel E. Wilens
                               Vice President

                            GENERAL ELECTRIC CAPITAL CORPORATION,
                            AS AGENT, AN L/C ISSUER AND A LENDER

                            By: ___________________________________

                            Name:
                                  its Duly Authorized Signatory

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